SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2003
                                                  -------------

                            U.S.B. HOLDING CO., INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        DELAWARE                      1-12811                    36-3197969
---------------------------         -----------              -------------------
(State or other jurisdiction        (Commission                (IRS Employer
    of incorporation)               File Number)             Identification No.)



                100 DUTCH HILL ROAD, ORANGEBURG, NEW YORK 10962
              ---------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


(Registrant's telephone number, including area code)   (845) 365-4600
                                                       --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 22, 2003, the registrant issued a press release reporting on its financial results for the quarter ended June 30, 2003. A copy of the press release is attached as an exhibit to this Current Report on Form 8-K.


ITEM 15. EXHIBIT LIST

Exhibit No.              Description
-----------              -----------
    99.1                 Press release dated July 22, 2003, reporting on
                         financial results for the quarter ended June 30, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        U.S.B. HOLDING CO., INC.


                                        By: /s/ Thomas E. Hales
                                           ------------------------------
                                           Name: Thomas E. Hales
                                           Title: Chairman of the Board,
                                                   President and C.E.O.
Date:   July 22, 2003